UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 3, 2006 (March 1, 2006)
DYNAMEX INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-21057 (Commission File Number)	86-0712225 (I.R.S. Employer Identification No.)

1870 Crown Drive Dallas, Texas (Address of principal executive offices)	75234 (Zip Code)
Registrant’s telephone number, including area code:
(214) 561-7500
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Dynamex Inc. issued a press release on March 1, 2006 to announce its Results of Operations and Financial Condition for the Three and Six Month Periods ended January 31, 2006. A copy of the Company’s press release is attached as Exhibit 99.1. In accordance with general instruction B.2 of Form 8-K, the information in this report is furnished and is not deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section.
Item 7.01 Regulation FD Disclosure
Reference is hereby made to Item 2.02 above.
Item 9.01 Financial Statements and Exhibits

99.1	Press release of Dynamex Inc. dated March 1, 2006.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DYNAMEX INC.
Dated: March 3, 2006	By:	/s/ Ray E Schmitz
Ray E. Schmitz
Vice President and Chief Financial Officer

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